                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
                                         For further information contact:

                                      John Schoen          Jack Seller
                                      COO/CFO              Public Relations
                                      PCTEL, Inc.          PCTEL, Inc.
                                      (773) 243-3000       (773) 243-3016
                                                           JACK.SELLER@PCTEL.COM


               PCTEL POSTS $22.8 MILLION IN FOURTH QUARTER REVENUE

                   FINISHES 2005 WITH $77.7 MILLION IN REVENUE

                          UP 61 PERCENT OVER PRIOR YEAR


CHICAGO, FEBRUARY 23, 2006 -- PCTEL, Inc. (NASDAQ: PCTI), a leader in broadband wireless solutions, announced record revenue for the fourth quarter ending December 31, 2005 and for the entire year. Financial highlights of the quarter and year were:

     o $22.8 MILLION in revenue for the quarter, which is an increase of 49 percent over the fourth quarter 2004. Revenue for the year ended December 31, 2005 is $77.7 million, up 61 percent from the same period in the prior year.

     o $15.3 MILLION in revenue for the quarter from the Antenna Products Group. This is an increase of 56 percent over the fourth quarter last year. Revenue for the year is $54.2 million, up 105% from 2004. The comparisons are favorably impacted by the acquisition of GPS and mobile antenna product lines from Andrew in Q4 2004 and the acquisition of the iVET(TM) product line during the third quarter of 2005. Without those acquisitions, APG revenue increased 28% over the prior year.

     o $2.4 MILLION in revenue for the quarter from the Mobility Solutions Group. This is an increase of 119 percent over the fourth quarter last year. Revenue for the year is up 35 percent over 2004.

     o $4.2 MILLION in revenue for the quarter from the RF Solutions Group. This is record performance for this group and reflects the strong contribution of UMTS scanner sales and growth of the CLARIFY(R) product line. This is a 29 percent increase over the fourth quarter of last year. Revenue for the year is up $3.6 million over 2004 or 33 percent.

     o $0.9 MILLION in licensing revenue for the quarter. This includes the benefit of PCTEL's settlement with US Robotics.

     o A GAAP NET LOSS OF $(0.2) MILLION FOR THE QUARTER, OR $(0.01) PER SHARE, compared to $1.1 million net income, or $0.05 per share for the same period in 2004. Fourth quarter results last year included $3.2 million, or $0.16 per share, of non-cash income from a one time reversal of a reserve related to the modem product lines that we divested in 2003. Net loss, under GAAP, for the year ended December 31, 2005 was $(3.7) million, or $(0.18) per share, compared to a net loss of $(2.7) million, or $(0.14) per share for 2004.

     o NON-GAAP NET INCOME OF $2.2 MILLION FOR THE QUARTER, OR $0.11 PER SHARE, compared to $2.3 million net income, or $0.11 per share for the same period in 2004. Non-GAAP net income for the year ended December 31, 2005 was $4.5 million, or $0.22 per share, compared to net income of $1.7 million, or $0.08 per share for 2004. The company's reporting of non-GAAP income excludes non-cash based expenses for the amortization of restricted stock awards and amortization of intangible assets related to the company's acquisitions. Those expenses were $2.4 million in the fourth quarter 2005 compared to $1.2 million for the same period a year ago, and $8.2 million for the year ended December 31, 2005 compared to $4.4 million in 2004.

     o $59.2 MILLION OF CASH at December 31, 2005, up $0.6 million from September 30, 2005.

"PCTEL's management team is encouraged by the company's fourth quarter results," said Marty Singer, PCTEL's Chairman and CEO. "Our organic investments and acquisitions have exposed us to the exciting growth associated with wireless broadband. This includes UMTS, Wi-Fi, WiMax, and the emergence of converged devices. We are well positioned to participate in these markets. Our 2006 focus points are top-line revenue growth, operational effectiveness, improvements in gross margin, and continued development and delivery of broadband wireless products," added Singer.

The company will discuss these results and the market trends driving the increased revenue during its scheduled earnings teleconference today at 6:15 PM EST.

CONFERENCE CALL / WEBCAST
The company will hold a conference call at 6:15 PM EST (5:15 PM CST) today, Thursday, February 23, 2006 with Marty Singer, chairman and chief executive officer, and John Schoen, chief financial officer. PCTEL will not be responding to inquiries regarding its financial results until the conference call. The session can be accessed by calling (800) 289-0508 (U.S. / Canada) or (913) 981-5550 (international).

To listen via the Internet, please visit, www.pctel.com, or http://investor.pctel.com/MediaList.cfm

REPLAY: A replay will be available for two weeks after the call on PCTEL's web site at www.pctel.com or by calling (888) 203-1112 (U.S. / Canada) or
(719) 457-0820 (international) access code: 7570147.

ABOUT PCTEL

PCTEL, Inc. (Nasdaq: PCTI), which is headquartered in Chicago, is a global leader in wireless broadband solutions. PCTEL's Antenna Products Group (http://antenna.pctel.com) designs, distributes, and supports innovative antenna solutions for public safety applications, unlicensed and licensed wireless broadband, fleet management, network timing, and other GPS applications. PCTEL's Mobility Solutions' (http://mobilitysolutions.pctel.com) software tools provide secure, access independent, remote connectivity to the Internet and VoIP capability for converged handsets. PCTEL's RF Solutions' (http://rfsolutions.pctel.com) portfolio of OEM receivers, receiver based products and interference management solutions are used to measure, monitor and optimize cellular networks.

PCTEL protects its leadership position with a portfolio of more than 130 analog and broadband communications, wireless and antenna patents, issued or pending. The company's products are sold or licensed to wireless carriers, wireless ISPs, distributors, system integrators, wireless test and measurement companies, wireless network equipment and handset manufacturers, PC card manufacturers and government agencies. For more information, please visit the company's web site at: http://www.pctel.com.


PCTEL SAFE HARBOR STATEMENT
This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL's expectations regarding the future growth of its broadband wireless products and the emergence of converged devices and operational effectiveness are forward looking statements within the meaning of the safe harbor. These statements are based on management's current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business, the ability to implement new technologies and obtain protection for the related intellectual property, and the ability to integrate acquired businesses and products. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

                                   PCTEL, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE INFORMATION)



                                                                 Three Months Ended         Twelve Months Ended
                                                                    December 31,                December 31,
                                                               ----------------------      ----------------------
                                                                 2005          2004          2005          2004
                                                               --------      --------      --------      --------

REVENUES                                                       $ 22,794      $ 15,298      $ 77,746      $ 48,221
COST OF REVENUES                                                 12,107         7,335        40,878        19,786
MODEM ROYALTY EXPENSE RECOVERY                                       --        (3,208)           --        (3,208)
                                                               --------      --------      --------      --------
GROSS PROFIT                                                     10,687        11,171        36,868        31,643
                                                               --------      --------      --------      --------
OPERATING EXPENSES:
      Research and development                                    2,548         2,405        10,015         8,614
      Sales and marketing                                         3,388         2,948        13,074        11,247
      General and administrative                                  4,700         4,514        16,836        15,416
      Amortization of other intangible assets                     1,170           840         4,137         2,972
      Restructuring charges                                          --           129           (70)          (66)
      Gain on sale of assets and related royalties                 (500)         (500)       (2,100)       (2,000)
                                                               --------      --------      --------      --------
           Total operating expenses                              11,306        10,336        41,892        36,183
                                                               --------      --------      --------      --------
INCOME (LOSS) FROM OPERATIONS                                      (619)          835        (5,024)       (4,540)
OTHER INCOME, NET                                                   502           402         1,546         1,261
                                                               --------      --------      --------      --------
INCOME (LOSS) BEFORE PROVISION (BENEFIT) FOR INCOME TAXES          (117)        1,237        (3,478)       (3,279)
PROVISION (BENEFIT) FOR INCOME TAXES                                 39           173           235          (541)
                                                               --------      --------      --------      --------
NET INCOME (LOSS)                                              $   (156)     $  1,064      $ (3,713)     $ (2,738)
                                                               ========      ========      ========      ========

Basic earnings (loss) per share                                $  (0.01)     $   0.05      $  (0.18)     $  (0.14)
Shares used in computing basic earnings (loss) per share         20,257        20,024        20,146        20,074

Diluted earnings (loss) per share                              $  (0.01)     $   0.05      $  (0.18)     $  (0.14)
Shares used in computing diluted earnings (loss) per share       20,257        20,179        20,146        20,074

                                   PCTEL, INC.

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)


                                                    December 31,     December 31,
                                                        2005             2004
                                                     ---------        ---------
                  ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                     $  58,966        $  83,887
       Restricted cash                                     208              208
       Accounts receivable, net                         13,725           10,819
       Inventories, net                                  9,547            8,554
       Prepaid expenses and other assets                 3,179            2,969
                                                     ---------        ---------
              Total current assets                      85,625          106,437
PROPERTY AND EQUIPMENT, net                             11,190            9,746
GOODWILL                                                31,020           14,114
OTHER INTANGIBLE ASSETS, net                            16,457           11,628
OTHER ASSETS                                             1,217              180
                                                     ---------        ---------
TOTAL ASSETS                                         $ 145,509        $ 142,105
                                                     =========        =========

   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                              $   2,251        $   1,085
       Income taxes payable                              5,297            5,692
       Deferred revenue                                  1,944            1,738
       Accrued liabilities                               6,448            9,301
                                                     ---------        ---------
              Total current liabilities                 15,940           17,816
LONG-TERM LIABILITIES                                    5,542            1,366
                                                     ---------        ---------
              Total liabilities                         21,482           19,182
                                                     ---------        ---------

STOCKHOLDERS' EQUITY:
       Common stock                                         22               21
       Additional paid-in capital                      167,829          160,180
       Deferred compensation                            (7,004)          (4,422)
       Accumulated deficit                             (36,652)         (32,938)
       Accumulated other comprehensive income             (168)              82
                                                     ---------        ---------
              Total stockholders' equity               124,027          122,923
                                                     ---------        ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 145,509        $ 142,105
                                                     =========        =========

                                   PCTEL, INC.

                       REVENUE AND GROSS PROFIT BY SEGMENT
                            (UNAUDITED, IN THOUSANDS)

                               Three Months Ended         Twelve Months Ended
                                  December 31,                December 31,
                             ----------------------      ----------------------
                               2005          2004          2005          2004
                             --------      --------      --------      --------
REVENUES:
---------
APG                          $ 15,282      $  9,826      $ 54,249      $ 26,451
RFS                             4,232         3,283        14,343        10,768
MSG                             2,432         1,109         6,922         5,129
LICENSING                         868         1,100         2,289         5,936
MODEMS                             --            --            --            --
Eliminations                      (20)          (20)          (57)          (63)
                             --------      --------      --------      --------
TOTAL REVENUES               $ 22,794      $ 15,298      $ 77,746      $ 48,221

GROSS PROFIT:
-------------
APG                          $  4,319      $  3,692      $ 17,604      $ 10,637
RFS                             3,119         2,138        10,295         7,177
MSG                             2,392         1,045         6,762         4,937
LICENSING                         864         1,092         2,207         5,693
MODEMS                             --         3,208            --         3,208
Eliminations                       (7)           (4)           --            (9)
                             --------      --------      --------      --------
TOTAL GROSS PROFIT           $ 10,687      $ 11,171      $ 36,868      $ 31,643

                                   PCTEL, INC.

          RECONCILIATION OF NON GAAP TO GAAP RESULTS OF OPERATIONS (A)
                            (UNAUDITED, IN THOUSANDS)

                                              Three Months Ended December 31, 2005    Three Months Ended December 31, 2004
                                             --------------------------------------  --------------------------------------
                                                  As        Non-GAAP         Non         As        Non-GAAP          Non
                                               Reported   Adjustments (a)   GAAP      Reported   Adjustments (a)    GAAP
                                               --------   -----------       ----      --------   -----------        ----
REVENUES                                        $22,794                    $22,794     $15,298                     $15,298
COST OF REVENUES                                 12,107          (81) (b)   12,026       7,335                       7,335
MODEM ROYALTY EXPENSE RECOVERY                        -                          -      (3,208)                     (3,208)
                                              ----------  -----------    ----------  ----------                 -----------
GROSS PROFIT                                     10,687           81        10,768      11,171                      11,171
OPERATING EXPENSES:
  Research and development                        2,548          (97) (b)    2,451       2,405          (29) (b)     2,376
  Sales and marketing                             3,388         (240) (b)    3,148       2,948          (85) (b)     2,863
  General and administrative                      4,700         (768) (b)    3,932       4,514         (271) (b)     4,243
  Amortization of other intangible assets         1,170       (1,170)           --         840         (840)            --
  Restructuring charges                              --                         --         129                         129
  Gain on sale of assets and related royalties     (500)                      (500)       (500)                       (500)
                                              ----------  -----------    ----------  ----------  -----------    -----------
           Total operating expenses              11,306       (2,275)        9,031      10,336       (1,225)         9,111
                                              ----------  -----------    ----------  ----------  -----------    -----------
INCOME (LOSS) FROM OPERATIONS                      (619)       2,356         1,737         835        1,225          2,060
OTHER INCOME, NET                                   502                        502         402                         402
                                              ----------  -----------    ----------  ----------  -----------    -----------
INCOME (LOSS) BEFORE INCOME TAXES                  (117)       2,356         2,239       1,237        1,225          2,462
PROVISION FOR INCOME TAXES                           39                         39         173                         173
                                              ----------  -----------    ----------  ----------  -----------    -----------
NET INCOME (LOSS)                               $  (156)     $ 2,356       $ 2,200     $ 1,064      $ 1,225        $ 2,289
                                              ==========  ===========    ==========  ==========  ===========    ===========

Earnings (loss) per share
        Basic                                   $ (0.01)                   $  0.11     $  0.05                     $  0.11
        Diluted                                 $ (0.01)                   $  0.11     $  0.05                     $  0.11
Shares used in computing EPS (in thousands)
        Basic                                    20,257                     20,257      20,024                      20,024
        Diluted                                  20,257                     20,854      20,179                      20,179

(a) These adjustments reconcile the Company's GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation and amortization of intangible assets provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results. Neither the Company's GAAP nor non-GAAP results of operations include the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123 or SFAS No. 123 revised (123R) to expense share-based compensation related to stock options, the impact of which is disclosed in the Company's Forms 10-Q and 10-K as filed with the SEC. The Company will adopt SFAS No. 123R in its first fiscal quarter ending March 31, 2006.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees.

                                   PCTEL, INC.

          RECONCILIATION OF NON GAAP TO GAAP RESULTS OF OPERATIONS (A)
                            (UNAUDITED, IN THOUSANDS)

                                                      Year Ended December 31, 2005               Year Ended December 31, 2004
                                                  -------------------------------------     --------------------------------------
                                                     As        Non-GAAP           Non          As        Non-GAAP           Non
                                                  Reported   Adjustments (a)     GAAP       Reported   Adjustments (a)     GAAP
                                                  --------   -----------         ----       --------   -----------         ----
REVENUES                                          $ 77,746                     $ 77,746     $ 48,221                     $ 48,221
COST OF REVENUES                                    40,878         (164) (b)     40,714       19,786                       19,786
MODEM ROYALTY EXPENSE RECOVERY                                                                (3,208)                      (3,208)
                                                  --------     --------        --------     --------                     --------
GROSS PROFIT                                        36,868          164          37,032       31,643                       31,643
OPERATING EXPENSES:
  Research and development                          10,015         (309) (b)      9,706        8,614         (108) (b)      8,506
  Sales and marketing                               13,074         (812) (b)     12,262       11,247         (303) (b)     10,944
  General and administrative                        16,836       (2,766) (b)     14,070       15,416       (1,014) (b)     14,402
  Amortization of other intangible assets            4,137       (4,137)             --        2,972       (2,972)             --
  Restructuring charges                                (70)                         (70)         (66)                         (66)
  Gain on sale of assets and related royalties      (2,100)                      (2,100)      (2,000)                      (2,000)
                                                  --------     --------        --------     --------     --------        --------
           Total operating expenses                 41,892       (8,024)         33,868       36,183       (4,397)         31,786
                                                  --------     --------        --------     --------     --------        --------
INCOME (LOSS) FROM OPERATIONS                       (5,024)       8,188           3,164       (4,540)       4,397            (143)
OTHER INCOME, NET                                    1,546                        1,546        1,261                        1,261
                                                  --------     --------        --------     --------     --------        --------
INCOME (LOSS) BEFORE INCOME TAXES                   (3,478)       8,188           4,710       (3,279)       4,397           1,118
PROVISION (BENEFIT) FOR INCOME TAXES                   235                          235         (541)                        (541)
                                                  --------     --------        --------     --------     --------        --------
NET INCOME (LOSS)                                 $ (3,713)    $  8,188        $  4,475     $ (2,738)    $  4,397        $  1,659
                                                  ========     ========        ========     ========     ========        ========

Earnings (loss) per share
       Basic                                      $  (0.18)                    $   0.22     $  (0.14)                    $   0.08
       Diluted                                    $  (0.18)                    $   0.22     $  (0.14)                    $   0.08
Shares used in computing EPS (in thousands)
       Basic                                        20,146                       20,146       20,074                       20,074
       Diluted                                      20,146                       20,701       20,074                       20,793

(a) These adjustments reconcile the Company's GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation and amortization of intangible assets provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results. Neither the Company's GAAP nor non-GAAP results of operations include the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123 or SFAS No. 123 revised (123R) to expense share-based compensation related to stock options, the impact of which is disclosed in the Company's Forms 10-Q and 10-K as filed with the SEC. The Company will adopt SFAS No. 123R in its first fiscal quarter ending March 31, 2006.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees.